UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: March 4, 2009
(Date of earliest event reported)
U.S. BANCORP
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-6880	41-0255900
(Commission file number)	(IRS Employer Identification No.)
800 Nicollet Mall
Minneapolis, Minnesota 55402
(Address of principal executive offices, including zip code)
(651) 466-3000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On March 4, 2009, U.S. Bancorp issued a press release announcing that the Board of Directors has reduced the company’s quarterly common stock dividend from $0.425 to $0.05 per common share, effective for the dividend payable April 15, 2009, to shareholders of record on March 31, 2009. At this quarterly dividend rate, the annual dividend is equivalent to $0.20 per common share. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. As discussed in the press release, U.S. Bancorp will host a conference call on March 4, 2009, at 8:00 a.m. (central time) to discuss these actions and to provide a business update. A copy of the presentation slides, which will be discussed during the conference call, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1	Press release dated March 4, 2009.

99.2	Presentation slides dated March 4, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP
By:	/s/ Lee R. Mitau
Lee R. Mitau
Executive Vice President, General Counsel and Corporate Secretary

Date: March 4, 2009

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated March 4, 2009.

99.2	Presentation slides dated March 4, 2009.

4